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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report dated July 21, 1997 included in National Rural Utilities Cooperative Finance Corporation's Form 10-K for the year ended May 31, 1997 and to all references to our Firm included in this Registration Statement.

                                                   ARTHUR ANDERSEN LLP

Washington, D.C.
October 27, 1997